                     U.S. SECURITIES AND EXCHANGE COMMISSSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 2,2003

                           CITIZENS FIRST CORPORATION
               (Exact Name of Registrant as Specified in Charter)

    Kentucky                           333-67435                        61-0912615
(State or Other Jurisdiction of     (Commission File Number)       (IRS Employer Identification No.)
    Incorporation)

1805 Campbell Lane, Bowling Green, Kentucky                              42104
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (270) 393-0700

                    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets.

         On January 2, 2003,  Citizens First Bank,  Inc., a wholly owned  subsidiary of Citizens  First  Corporation  (the  "Company"),
acquired 100% of the capital  stock of  Commonwealth  Mortgage of Bowling  Green,  Inc., a Kentucky  corporation  ("Commonwealth")  and
Southern Kentucky Land Title,  Inc., a Kentucky  corporation  ("Southern"),  pursuant to a Stock Purchase  Agreement dated December 2,
2002 (the "Purchase  Agreement":)  among the Bank,  Commonwealth,  Southern,  and the shareholders of each of Commonwealth and Southern.
As a result of the  acquisition,  Commonwealth  and Southern became  wholly-owned  subsidiaries  of the Bank and indirect  wholly-owned subsidiaries  of the Company.  Commonwealth  originates 1-4 family  residential  mortgages for sale to the secondary  mortgage  market.
Southern provides title insurance agency services for real estate purchase contracts.

         The assets of these  entities  consist of leased  real  estate and  improvements,  fixtures,  furniture,  equipment  and other personal  property.  The Bank currently  intends to continue to operate the assets of  Commonwealth  and Southern at the same locations and under the same names.

         The aggregate  purchase price for the stock of Commonwealth  and Southern  consisted of $400,000.  The  shareholders  have the right to receive a deferred  purchase price,  calculated as a percentage of future earnings through December 31, 2007,  payable in cash and common stock of the Company as provided in the Purchase  Agreement.  The purchase  price was  determined  by the Company based upon its analysis of the financial performance and assets of Commonwealth and Southern.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

A.       Financial Statements of Businesses Acquired.

         If required, to be filed by amendment on or before March 17, 2003.

B.       Pro Forma Financial Information.

         If required, to be filed by amendment on or before March 17, 2003.

C.       Exhibits

2.1      Stock Purchase Agreement by and among Citizens First Corporation, Citizens First Bank, Inc., Scott T. Higdon, Mark A.
         Vaughn, Commonwealth Mortgage of Bowling Green, Inc. and Southern Kentucky Land Title, Inc.

                                   SIGNATURES

   Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CITIZENS FIRST CORPORATION

Date: January 17, 2003                                  /s/ Mary D. Cohron
                                                            Mary D.Cohron
                                                        President and
                                                        Chief Executive Officer
                                                   (Principal Executive Officer)

Date:  January 17, 2003                                /s/ Bill D. Wright
                                                           Bill D. Wright
                                                        Vice-President and
                                                       Chief Financial Officer
                                                      (Principal Financial and
                                                         Accounting Officer)

Exhibit Index

2.1      Stock Purchase Agreement by and among Citizens First Corporation, Citizens First Bank, Inc., Scott T. Higdon, Mark A.
         Vaughn, Commonwealth Mortgage of Bowling Green, Inc. and Southern Kentucky Land Title, Inc.

EXHIBIT 2.1
Stock Purchase Agreement by and among Citizens First Corporation, Citizens First Bank, Inc., Scott T. Higdon, Mark A. Vaughn,
         Commonwealth Mortgage of Bowling Green, Inc. and Southern Kentucky Land Title, Inc.

STOCK PURCHASE AGREEMENT

                  This STOCK PURCHASE  AGREEMENT (the "Agreement") is made and entered into as of this second day of December 2,  2002, by and among CITIZENS FIRST BANK, a Kentucky corporation,  1805 Campbell Lane, Bowling Green, Kentucky (hereinafter "Citizens"),  CITIZENS
FIRST  CORPORATION  (hereinafter  "CFC")  and SCOTT T.  HIGDON  and  MARK A.  VAUGHN  (hereinafter  sometimes  jointly  referred  to as
"Sellers").  This Agreement is joined in by COMMONWEALTH  MORTGAGE OF BOWLING GREEN,  INC.  (hereinafter  "Commonwealth")  and SOUTHERN
KENTUCKY LAND TITLE, INC.  (hereinafter  "Southern"),  both Kentucky  corporations,  for the purposes set forth herein and,  generally, where the context requires.

                                                      RECITALS:

1.1               Sellers own all of the outstanding  capital stock of Commonwealth and Southern with Scott T. Higdon owning fifty (50)
                  shares of  Commonwealth  and five hundred  (500)  shares of Southern  and Mark A. Vaughn  owning fifty (50) shares of
                  Commonwealth and five hundred (500) shares of Southern;

1.2               Sellers  wish to sell to Citizens  one hundred  (100)  shares of  Commonwealth  and one  thousand  (1,000)  shares of
                  Southern  constituting  all  authorized,  issued and  outstanding  capital  stock of Southern and  Commonwealth  (the
                  "Stock");

1.3               Citizens  wishes to buy the Stock from the  Sellers  subject to and upon the terms and  conditions  set forth in this
                  Agreement; and

1.4               Following the acquisition of the Stock from Sellers pursuant to the terms of this Agreement,  it is Citizens' present intent to maintain Commonwealth and Southern as wholly owned subsidiaries of Citizens.

                  In  consideration  of the  premises  and  the  mutual  covenants  herein  contained,  and  other  good  and  valuable consideration,  the receipt,  adequacy, and sufficiency of which are hereby acknowledged,  the Sellers, Citizens, CFC, Commonwealth and
Southern hereby agree as follows:

                                                      ARTICLE 1

                                                  PURCHASE AND SALE

                  Section  1.1 Purchase and Sale.  Upon the terms and  conditions  set forth  herein,  at the Closing  contemplated  by Article 8, which shall occur on the Closing Date (as defined in Section 8.1),  the Sellers shall sell and deliver the Stock to Citizens and Citizens shall purchase, and take title to, the Stock from the Sellers.

                                                      ARTICLE 2

                                                   PURCHASE PRICE

                  Section  2.1  Purchase  Price.  The  purchase  price  payable by Citizens to the Sellers jointly  (hereinafter  referred to as the "Purchase  Price") for the Stock is comprised of two components.  The first component is FOUR
HUNDRED THOUSAND DOLLARS  ($400,000.00) which shall be paid to Sellers at closing in immediately  available funds--TWO HUNDRED THOUSAND
DOLLARS  ($200,000.00)  being  payable to Scott T. Higdon and TWO  HUNDRED  THOUSAND  DOLLARS  ($200,000.00)  being  payable to Mark A.
Vaughn.  The second  component is a deferred  purchase price based upon the continued  performance of  Commonwealth  and Southern as an operating division (the Operating Division) of Citizens and is calculated as hereinafter in this section set forth.

                  Section 2.2  Calculation of Deferred  Purchase  Price.  Citizens
and Sellers have agreed that the  reasonable  expectation  of Citizens is that the Operating  Division  shall  generate net income,  as hereinafter  defined,  for Citizens  during the next five (5) calendar years as hereinafter  set forth (the  "Baseline").  "Net Income"
for  determining  the Baseline  shall be determined by Citizens'  Certified  Public  Accountants in accordance  with GAAP  consistently applied and shall be composed of three distinct  segments:  (1) Net interest  income after  provision  expense,  plus (2)  non-interest income,  less (3)  non-interest  expense.  The  determination  of Net Income in this manner shall be  conclusive on all parties to this
Agreement.  Further definition of the three distinct segments of Net Income is as follows:

                  (1)      Net interest income after provision  expense - Gross interest income calculated from residential real estate loans originated by the "Operating  Division" and in the loan portfolio of Citizens,  less provision expense for potential loan losses [calculated  annually as one percent (1%) of the positive  difference from January
                           1st of each year to December  31st of the same year,  in  portfolio  loans  outstanding,  originated  by the
                           "Operating  Division" and on the loan system of Citizens],  less a charge for funds used  (calculated as the total average cost of funds of Citizens for the year).

                  (2)      Non-interest income - income generated by the Operating Division, other than interest income.

                  (3)      Non-interest  expense - all direct  expense of the  Operating  Division,  including,  but not  limited to:
                           salaries  expense,  employee  benefit  expense,  building and  equipment  expense,  telephone  expense,  and advertising and professional fee expense.

                    BASELINE
                  -----------------------------------------------------------------------------------
                  -------------- --------------------------------------------- ----------------------

                                                     year                      net income
                  -------------- --------------------------------------------- ----------------------
                  -------------- --------------------------------------------- ----------------------

                       (a)       2003 (includes period from 15 November 2002   $200,000.00
                                 through 31 December 2003)
                  -------------- --------------------------------------------- ----------------------
                  -------------- --------------------------------------------- ----------------------

                       (b)       2004                                          $250,000.00
                  -------------- --------------------------------------------- ----------------------
                  -------------- --------------------------------------------- ----------------------

                       (c)       2005                                          $275,000.00
                  -------------- --------------------------------------------- ----------------------
                  -------------- --------------------------------------------- ----------------------

                       (d)       2006                                          $300,000.00
                  -------------- --------------------------------------------- ----------------------
                  -------------- --------------------------------------------- ----------------------

                       (e)       2007                                          $325,000.00
                  -------------- --------------------------------------------- ----------------------

Sellers,  who shall  become  employees of Citizens in  accordance  with  Article 6 of this  Agreement,  shall be entitled to receive as additional  compensation for the stock purchased  pursuant to the terms of this Agreement an amount equal to one hundred percent (100%)
of the Net Income  generated by the Operating  Division up to the Baseline,  plus twenty-five  percent (25%) of the amount,  if any, by which the net earnings of the Operating  Division for such annual period  exceeds the Baseline.  This deferred  purchase price shall be divided  equally  between  Sellers unless Sellers notify  Citizens in writing of a different  allocation.  Sellers shall be entitled to receive this deferred  purchase  price whether or not either or both of them remain  employed by Citizens  through 31 December 2007. In the event of the death of either or both of Sellers  during  such  period,  Citizens  shall pay to such  Seller's  estate the  deferred purchase  price.  It is the express intent of the parties that the deferred  purchase price is not contingent  upon Sellers'  continued
employment by Citizens.

                  Section 2.3 Payment of Deferred  Purchase  Price.  The deferred  purchase  price  earned  during each of the five (5)
years as set forth above  (including  that period of time from  15 November  2002 through 31 December 2002 being included with calendar year 2003) shall be payable  jointly to the  Sellers  between 1 January  and 30 January  each year based upon the Net Income  generated during the previous  calendar year as compared to the Baseline.  The deferred  purchase  price shall be paid by issuance to the Sellers of common  stock of CFC in an amount equal to no less than  twenty-five  percent  (25%) of such  deferred  payment.  The balance of the deferred  payment,  at Sellers'  option,  may be paid either in common stock of CFC or cash, but such payment in common stock shall not exceed in total during each year fifty  percent  (50%) of the deferred  payment.  The valuation for the common stock to be issued shall be the average of the value of the stock on the ten (10) closing days  immediately  preceding 31 December  during each  calendar  year.
CFC, by entering into this Agreement,  acknowledges  its obligation to issue its common stock in accordance with the provisions of this
Agreement.  An example of  calculation  of the  deferred  purchase  price for year one is set forth on Exhibit A,  attached  hereto and incorporated herein by reference.

                  Section 2.4  Investment  Intent.  Sellers are  acquiring the common stock of CFC for their own account and not with a view to the  distribution  thereof  within the meaning of Section  2(11) of the  Securities  Act of 1933,  as amended (the  "Securities
Act").  Each  Seller  is an  accredited  investor,  as such term is  defined  in Rule  501(a)  of the  Securities  Act.  Each  Seller
understands  that the shares of Stock of CFC will be restricted  securities  under the federal  securities  laws inasmuch as they are being acquired in a transaction  not involving a public  offering and that under such laws and applicable  regulations  such securities may be resold without  registration  under the Securities Act only in certain limited  circumstances.  In this connection,  each Seller represents that he is familiar with SEC Rule 144 as presently in effect and understands the resale  limitations  imposed thereby and by the Securities  Act, a copy of which is annexed hereto marked Exhibit B and  incorporated  herein by reference.  It is understood  that the certificates evidencing the shares of common stock of CFC may bear a legend to such effect.

                                                      ARTICLE 3

                                      REPRESENTATIONS, WARRANTIES AND COVENANTS
                                              OF SELLERS AND COMMONWEALTH

                  The Sellers and Commonwealth make the following representations, warranties and covenants to Citizens:

                  Section 3.1 Organization,  Due Authorization and Corporate Authority of  CommonwealthSection  3.1 Organization,  Due
Authorization  and Corporate  Authority of  Commonwealth.  Commonwealth is a corporation  duly organized,  validly existing and in good standing  under the laws of the  Commonwealth  of Kentucky.  Commonwealth  has no  subsidiaries  and has had none since its  inception.
Commonwealth  is duly  qualified,  licensed  and in good  standing to transact  business  in all  jurisdictions,  if any, in which such qualification,  licensing  or good  standing is  required.  Commonwealth  has the  corporate  power and  authority  to own or lease its properties and to carry on its businesses in the places where such  properties  are now owned,  leased or operated and such  businesses are now conducted.

                  A copy of  Commonwealth's  Articles  of  Incorporation  and all  amendments  thereto,  and its Bylaws as amended  and currently in force,  have been  delivered to Citizens;  such copies are true,  complete and correct as of the Closing  Date.  Copies of the stock  records and  corporate  minutes of  Commonwealth  have been  delivered to Citizens for its review and are true,  correct and complete.  These stock records reflect  accurately all transactions in the capital stock of  Commonwealth.  Since the time that Sellers have owned the  outstanding  stock of  Commonwealth,  all actions  reflected in the stock records and in the minute books were duly and validly taken in compliance with the laws of the applicable jurisdiction relating to corporate governance and authority.

                  Commonwealth has full corporate power and authority to make,  execute and perform this Agreement and the transactions contemplated  herein,  and the  execution,  delivery and  performance  of this Agreement and the  transactions  contemplated  herein by
Commonwealth  have been duly authorized by all necessary  corporate  action of Commonwealth.  This Agreement  constitutes the valid and binding  obligation of Commonwealth  and the Sellers  enforceable  against each of them in accordance with its terms.  Sellers have the absolute and unrestricted  right,  power,  authority and capacity to execute and deliver this Agreement and the documents  contemplated hereby and to perform their obligations herein and therein.

                  Section  3.2  Capitalization.  Commonwealth has authorized capital stock consisting of one hundred (100) shares of no par value common stock,  of which one hundred (100) shares are currently  issued and outstanding and held by
Sellers.  All  of  the  issued  and  outstanding  stock  of  Commonwealth  is  duly  authorized  and  validly  issued,  fully-paid  and nonassessable,  and there are no preemptive rights in respect thereof.  There are no outstanding  options,  warrants or other rights to subscribe for or purchase,  or any contracts or  commitments  providing for the issuance of, or the granting of rights to acquire,  and no  securities  have been issued  which are  convertible  into or  exchangeable  for,  any shares of capital  stock or any other equity ownership interest of Commonwealth.

                  Section  3.3 Title to Stock.  The Sellers own one hundred  (100) shares of common stock of
Commonwealth,  constituting  one hundred  percent  (100%) of the  outstanding  stock of  Commonwealth  and the sole equity  interest in
Commonwealth.  The Sellers shall have on the Closing Date and shall  transfer to Citizens  good title to all shares of the Stock,  free and clear of any liens,  encumbrances,  restrictions,  options,  hypothecations,  pledges,  adverse  claims and other defects in title.
There are no outstanding  agreements,  arrangements or  understandings  restricting the right of the Sellers to vote,  pledge,  sell or otherwise dispose of the Stock.

                  Section  3.4 No Default.  Neither Sellers nor  Commonwealth is or will be required to give any notice to or obtain any consent from any person in connection  with the execution  and delivery of this  Agreement or the  consummation or performance of any of the transactions  contemplated  hereby.  Neither the execution and delivery of this Agreement or any agreement required  hereby to be executed by the Sellers or  Commonwealth  nor the  performance by the Sellers or Commonwealth in compliance with their terms shall:

                           (a)      conflict with or result in a breach of or constitute or result in a default under:

                                    (i)     any of the terms, conditions or provisions of the charter or bylaws of Commonwealth;

                                    (ii)    any judgment,  order,  injunction,  statute,  decree,  regulation or ruling of any court or governmental authority, domestic or foreign, applicable to the Sellers or Commonwealth; and

                                    (iii)   any material  agreement or contract or legally  binding  commitment to which the Sellers or
                  Commonwealth is a party; or

                           (b)      result in the creation or imposition of (or the  obligation to create or impose) any lien, charge or  encumbrance  upon any of the  property  or assets of  Commonwealth  pursuant  to the terms of any indenture,  mortgage,  deed of trust, lease,  agreement or other instrument to which Commonwealth is a party or by which it may be bound.

                  Section  3.5 Financial  Statements.  The Sellers have  delivered to Citizens a true, correct and  complete  copy of the balance  sheets of  Commonwealth  as of the end of each  fiscal  year since its  inception,  and any interim period balance sheets  prepared since the 31st day of October,  2002, and the statements of income and  stockholder's  equity for each fiscal year since its inception,  and any interim period statements of income and stockholder's  equity prepared since the 31st day of  October,  2002,  (all of such  financial  statements  are  sometimes  referred  to  herein as  "Commonwealth  Financial
Statements").

                  The  Commonwealth  Financial  Statements  have been prepared  substantially  in accordance  with  generally  accepted accounting  principles,  subject to  year-end  adjustments  in the case of  non-fiscal  year-end  dates and periods of less than a full fiscal  year,  and present  fairly the  financial  results and  financial  condition of  Commonwealth  for the periods and at the dates indicated.  Commonwealth  has no  liabilities or obligations  of any nature  (whether known or unknown and whether  absolute,  accrued, contingent or otherwise) except for liabilities or obligations  reflected or reserved against in the Commonwealth  Financial Statements and current liabilities incurred in the ordinary course of business since the date thereof.

                  Since the date of the  Commonwealth  Financial  Statements,  there has not been any  material  adverse  change in the business,  operations,  properties,  prospects,  assets or condition of Commonwealth,  and no event has occurred or circumstance exists that may result in such a material adverse change.

                  Section 3.6  Tax Returns

                           (a)      All federal,  state and, if any, local tax returns and tax or information reports required to be filed by the Sellers  with  respect to  Commonwealth  and all  federal,  state and, if any,  local tax returns and tax reports  required to be filed by  Commonwealth,  prior to Closing will be or have been filed with the  appropriate  governmental  agencies  in all  jurisdictions  in which such  returns and reports are required to be filed;  neither the Sellers nor  Commonwealth  have  requested  any  extension of time within which to file any such returns or reports which have not been filed.

                           (b)      All federal, state and, if any, local income, profits,  franchise,  withholding and sales, use,  occupation,  property,  payroll,  excise and other taxes  (including  interest and penalties) due from
                  Commonwealth have been fully paid or adequately provided for in the Commonwealth Financial Statements.

                  Section 3.7  Property.

                           (a)      Commonwealth  owns no interest  in real  property  other than a leasehold  interest in the building  addressed at 1301 U.S. 31W Bypass,  Bowling Green,  Kentucky,  in which it currently  conducts its business.  Commonwealth has good title to all personal property  (including  fixtures,  but excluding assets held under capitalized leases),  tangible and intangible,  whether or not reflected in its books and records and whether or not  reflected in its most  current  balance  sheet  included in the  Commonwealth  Financial
                  Statements  as being owned by it, free and clear of any mortgage or pledge,  and free and clear of any other liens,  claims or  encumbrances  (other than liens  disclosed in the  Commonwealth  financial  statements or otherwise in writing), if any.

                  Section  3.8 Leased  Property.  The Sellers have  previously  provided to Citizens copies of all licenses,  leases,  or agreements for any space in, or for the use of, any real or personal  property  owned by another  Person, and currently in effect or for which  Commonwealth  has any  obligation or liability as lessee or  guarantor.  Commonwealth  is and has been in full  compliance  with all  applicable  terms and  requirements  of each such  license,  lease or  agreement,  and no event has occurred or circumstance  exists that (with or without notice or lapse of time) may contravene,  conflict with or result in a violation or breach of or give  Commonwealth  or any other  person  the right to  declare a default or  exercise  any remedy  under or to cancel, terminate or modify any such license, lease or other agreement.

                  Section 3.9  Employee  Benefit  Plans.  Commonwealth  has  disclosed  to Citizens in writing and provided to Citizens copies of any and all employment  agreements  between  Commonwealth  and its employees as well as lists of all written or oral employee benefit plans  including,  without  limitation,  any profit  sharing,  deferred  compensation,  incentive  compensation,  bonus,  stock ownership, stock purchase, phantom stock, retirement,  vacation,  severance,  disability,  death benefit,  hospitalization,  medical or other plan,  arrangement  or  understanding  (whether or not legally  binding)  providing  benefits to any current or former  employee, officer or director of  Commonwealth  and any employment,  consulting,  bonus,  severance,  termination or  indemnification  agreement, arrangement  or  understanding  between  Commonwealth  and any officer,  director or employee of  Commonwealth  (collectively  "Benefit
Plans").  Commonwealth  has delivered to Citizens  true,  complete and correct  copies of each Benefit Plan or, in the case of any such
Benefit Plans which are unwritten,  descriptions thereof.  Each Benefit Plan has been administered,  and complies in form and operation with, in all material respects in accordance with its terms and all applicable laws.

                  Section  3.10  Compliance  with Laws.  Commonwealth  has complied  with and is not in any default  under (and has not been  charged  with or received  notice with  respect to, nor is  threatened  with or under  investigation  with respect to, any charge concerning  any  violation  of any  provision  of) any  federal,  state or local law,  regulation,  ordinance,  rule or order  (whether executive,  judicial,  legislative or administrative) or any order, writ,  injunction or decree of any court, agency or instrumentality and no action,  suit,  proceeding,  hearing,  investigation,  charge,  complaint,  claim,  demand or notice has been filed or commenced against Commonwealth alleging any failures to comply.

                  Section 3.11  Related  Party  Transactions.  No employee,  officer or director of  Commonwealth  or any member of his immediate family is indebted to Commonwealth,  nor is Commonwealth  indebted (or committed to make loans or extend or guarantee credit)
to any of  them.  None of such  persons  has any  direct  or  indirect  ownership  interest  in any  firm  or  corporation  with  which
Commonwealth  is affiliated or with which  Commonwealth  has a business  relationship,  or any firm or  corporation  that competes with
Commonwealth,  except that employees,  officers or directors of Commonwealth  and members of their immediate  families may own stock in publicly  traded  companies  that may  compete  with  Commonwealth.  No member of the  immediate  family of any  officer or director of
Commonwealth is directly or indirectly interested in any material contract with Commonwealth.

                  Section 3.12 Agreements,  Contracts and  CommitmentsSection  3.9 Employee  Benefit Plans.  Commonwealth has disclosed to Citizens in writing and provided to Citizens copies of any and all employment  agreements between  Commonwealth and its employees as well as lists of all written or oral employee benefit plans including,  without limitation,  any profit sharing, deferred compensation, incentive compensation,  bonus, stock ownership,  stock purchase, phantom stock, retirement,  vacation,  severance,  disability,  death benefit,  hospitalization,  medical or other plan,  arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Commonwealth and any employment,  consulting,  bonus, severance,  termination or indemnification  agreement,  arrangement or understanding  between  Commonwealth and any officer,  director or employee of Commonwealth
(collectively  BenefitPlans).  Commonwealth  has delivered to Citizens  true,  complete and correct  copies of each Benefit Plan or, in the case of any such Benefit Plans which are unwritten,  descriptions  thereof.  Each Benefit Plan has been administered,  and complies in form and operation  with, in all material  respects in accordance with its terms and all applicable  laws.  Section 3.10 Compliance with Laws.  Commonwealth  has complied  with and is not in any default  under (and has not been  charged  with or received  notice with respect to, nor is threatened  with or under  investigation  with respect to, any charge  concerning any violation of any provision of)
any federal, state or local law, regulation,  ordinance, rule or order (whether executive,  judicial, legislative or administrative) or any  order,  writ,  injunction  or  decree  of  any  court,  agency  or  instrumentality  and no  action,  suit,  proceeding,  hearing, investigation,  charge,  complaint,  claim, demand or notice has been filed or commenced against Commonwealth  alleging any failures to comply.  Section 3.11 Related  Party  Transactions.  No employee,  officer or director of  Commonwealth  or any member of his immediate family is indebted to Commonwealth,  nor is Commonwealth  indebted (or committed to make loans or extend or guarantee credit) to any of them.  None of such  persons has any direct or  indirect  ownership  interest in any firm or  corporation  with which  Commonwealth  is affiliated or with which Commonwealth has a business relationship,  or any firm or corporation that competes with Commonwealth,  except that  employees,  officers or directors  of  Commonwealth  and members of their  immediate  families  may own stock in publicly  traded companies  that may compete  with  Commonwealth.  No member of the  immediate  family of any officer or  director  of  Commonwealth  is directly or indirectly interested in any material contract with Commonwealth.  Section 3.12  Agreements, Contracts and Commitments.

                           (a)      Commonwealth  is  and  has  been  in  full  compliance  with  all  applicable   terms  and
                  requirements  of each  contract or  agreement  disclosed  pursuant to this  Section  3.12,  and no event has occurred or  circumstance  exists that (with or without  notice or lapse of time) may  contravene,  conflict with or result in the violation or breach of or give  Commonwealth  or any other person the right to declare a default or exercise any remedy under or to cancel,  terminate  or modify any such  contract or  agreement.
                  Except as previously disclosed in writing by the Sellers to Citizens, Commonwealth does not have in effect:

                                    (i)     any  executive   compensation,   profit-sharing  or  bonus  plan,   incentive  or  deferred
                  compensation  agreement,  agreement or  arrangement  entitling  any employee to any fringe  benefits or vacation pay, employee  pension,  health or retirement plan,  employee stock option or stock purchase plan or group life, health or accident  insurance or other employee  benefit plan,  agreement,  or any  arrangement  or commitment,  whether or not legally binding;

                                    (ii)    any  employment,  consulting  or  exclusive  sales  agency  agreement,  contract or legally binding  employment  commitment  on the part of  Commonwealth  with any  natural  person  which  requires  more  than thirty-one (31) days' notice for cancellation without penalty; or

                                    (iii)   any  agreement,  contract or legally  binding  commitment  relating to the  disposition  or acquisition of any equity ownership interest in any business enterprise.

                           (b)      The Sellers and Commonwealth have delivered to Citizens:

                                    (i)     all  agreements,  contracts or legally  binding  commitments  relating to present or future capital expenditures by Commonwealth which in the aggregate exceed $5,000.

                                    (ii)    all agreements,  contracts,  indentures,  or other instruments relating to the borrowing of money by  Commonwealth  or the guaranty by  Commonwealth of any obligation for the repayment of borrowed money or the performance of any other obligation; and

                                    (iii)   any  other  agreements,  contracts  or  commitments  or  performance  or  surety  bonds  of
                  Commonwealth which, when aggregated with all other such agreements,  contracts,  commitments or performance or surety bonds, involve the payment or potential payment by Commonwealth of $5,000 or more.

                           (c)      The Sellers have previously  disclosed in writing to Citizens all binding oral and written contracts and  agreements  with respect to furniture,  equipment,  management,  and other services in or for
                  Commonwealth,  which  require more than  thirty-one  (31) days'  notice for  cancellation  without  penalty.
                  Neither  Commonwealth nor the Sellers shall renew or extend said contracts without Citizens' consent,  which shall not be unreasonably  withheld;  provided,  however,  that Sellers or Commonwealth  may in the ordinary course of business renew,  without Citizens' consent,  any contract involving an amount which, when combined with amounts  payable under all other  contracts  which are renewed  without  Citizens'  consent,  is not in excess of $5,000.

                  Section 3.13  Actions, Suits, Etc.

                           (a)      There is no action,  suit, claim or proceeding pending or threatened in writing within the last six (6) months  against  Commonwealth  in any court or before any  arbitrator or  governmental  agency, domestic or foreign.

                           (b)      There are no judgments  unsatisfied  against  Commonwealth and no consent decrees to which
                  Commonwealth is subject.

                           (c)      There is no  litigation  or  proceeding  pending or  threatened  against the Sellers which would adversely affect the Sellers' ability to perform their obligations under this Agreement.

3.14  Licenses,  Trademarks,  Service  Marks,  Trade  Names,  Logotypes,  Commercial  Symbols and  Copyrights.  Commonwealth  holds all necessary  federal and state  licenses  required for  Commonwealth  where the failure to hold such  licenses  would  materially  affect
Commonwealth's  ability to engage in the business  presently  conducted by it. Neither the Sellers nor Commonwealth has any trademarks, service marks, trade names, logotypes, commercial symbols, copyrights and licenses now used by Commonwealth to conduct its business.

                  Section  3.15 Bank  Accounts and Powers of Attorney.  The Sellers
have previously  disclosed in writing to Citizens the name and address of each bank in which  Commonwealth has accounts or safe deposit boxes,  the account  number,  account  name and type of account,  and the names of all persons  authorized  to draw thereon and to have access thereto as of the date hereof,  the names of all persons holding powers of attorney from  Commonwealth as of the date hereof and each bank account's respective cash balance on the date hereof.

                  Section  3.16  Insurance.  Commonwealth  and the Sellers shall keep all insurance  policies or renewals  thereof  affecting or covering  Commonwealth  and its  operations  in force and in effect up to and including the date of the
Closing.

                  Section  3.17 Union  Agreements,  Employee
Relations  and  Immigration  Laws.  Commonwealth  is not a party to any union or  collective  bargaining  agreements,  nor is there any current attempt to unionize any of the employees of Commonwealth.

                  During the periods of the ownership of Commonwealth by the Sellers,  Commonwealth has not been the subject of a union election.  The Sellers have  provided  Citizens  copies of (i) any written  grievances  filed by employees of  Commonwealth  during the twelve-month  period  immediately  preceding  the date hereof and (ii) any  material  correspondence,  regardless  of date,  filed with respect to the employment or termination of employment of any of the key employees of Commonwealth.

                  Commonwealth's  payroll for the operation of Commonwealth  for the two-week period ending the 31st day of December,
2002 has  been  provided  by the  Sellers  to  Citizens  and is  representative  of and  does not  differ  in  amount  materially  from
Commonwealth's  normal payroll  obligations.  During the period of the Sellers  ownership of Commonwealth,  there have been no strikes, lockouts,  or other work stoppages,  picketing or labor disputes in which Commonwealth is or was involved.  The Sellers have previously provided to  Citizens in writing the name and current  annual  salary and other  compensation  or the rate of  compensation  payable by
Commonwealth  to each of its  employees  and the  profit-sharing,  bonus  or  other  form of  extra  compensation  paid or  payable  by
Commonwealth  to or for the benefit of each such person for its current fiscal year.  Except for accrued and unused  vacation,  sick or personal  leave (all  accrued in the  ordinary  course of business  and on usual and  customary  terms),  there are no binding  oral or written contracts,  agreements or arrangements  obligating Commonwealth to increase the compensation or benefits paid or payable to any of Commonwealth's employees now or at any future time.

                  Commonwealth has never, to the Sellers and  Commonwealth's  knowledge,  employed a natural Person in violation of the
Immigration Reform and Control Act of 1986, as amended.

                  Section 3.18  Disclosure.  Neither this  Agreement,  nor any of the  agreements  contemplated  hereby or delivered in connection  herewith or therewith  contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

                                                      ARTICLE 4

                                      REPRESENTATIONS, WARRANTIES AND COVENANTS
                                               OF SELLERS AND SOUTHERN

                  The Sellers and Southern make the following representations, warranties and covenants to Citizens:

                  Section 4.1 Organization,  Due  Authorization  and Corporate  Authority of  SouthernSection  4.1  Organization,  Due
Authorization  and Corporate  Authority of Southern.  Southern is a corporation  duly organized,  validly existing and in good standing under the laws of the  Commonwealth of Kentucky.  Southern has no subsidiaries  and has had none since its inception.  Southern is duly qualified, licensed and in good standing to transact business in all jurisdictions,  if any, in which such qualification,  licensing or good  standing  is  required.  Southern  has the  corporate  power and  authority  to own or lease its  properties  and to carry on its businesses in the places where such properties are now owned, leased or operated and such businesses are now conducted.

                  A copy of Southern's  Articles of Incorporation and all amendments  thereto,  and its Bylaws as amended and currently in force,  have been  delivered to Citizens;  such copies are true,  complete and correct as of the Closing  Date.  Copies of the stock records and corporate  minutes of Southern  have been  delivered to Citizens for its review and are true,  correct and complete.  These stock  records  reflect  accurately  all  transactions  in the capital  stock of  Southern.  Since the time that Sellers have owned the outstanding  stock of  Southern,  all actions  reflected in the stock  records and in the minute  books were duly and validly  taken in compliance with the laws of the applicable jurisdiction relating to corporate governance and authority.

                  Southern has full  corporate  power and authority to make,  execute and perform this  Agreement and the  transactions contemplated  herein,  and the  execution,  delivery and  performance  of this Agreement and the  transactions  contemplated  herein by
Southern have been duly  authorized by all necessary  corporate  action of Southern.  This Agreement  constitutes the valid and binding obligation of Southern and the Sellers  enforceable  against each of them in accordance  with its terms.  Sellers have the absolute and unrestricted  right, power,  authority and capacity to execute and deliver this Agreement and the documents  contemplated hereby and to perform their obligations herein and therein.

                  Section  4.2  Capitalization.  Southern has  authorized  capital  stock  consisting of one thousand  (1,000) shares of no par value common stock,  of which one thousand  (1,000) shares are currently  issued and outstanding and held by  Sellers.  All of the  issued and  outstanding  stock of  Southern  is duly  authorized  and  validly  issued,  fully-paid  and nonassessable,  and there are no preemptive rights in respect thereof.  There are no outstanding  options,  warrants or other rights to subscribe for or purchase,  or any contracts or  commitments  providing for the issuance of, or the granting of rights to acquire,  and no  securities  have been issued  which are  convertible  into or  exchangeable  for,  any shares of capital  stock or any other equity ownership interest of Southern.

                  Section  4.3 Title to Stock.  The Sellers own one thousand  (1,000) shares of common stock of Southern,  constituting  one hundred percent (100%) of the  outstanding  stock of Southern and the sole equity interest in Southern.
The Sellers  shall have on the Closing  Date and shall  transfer to Citizens  good title to all shares of the Stock,  free and clear of any liens,  encumbrances,  restrictions,  options,  hypothecations,  pledges,  adverse claims and other defects in title.  There are no outstanding  agreements,  arrangements  or  understandings  restricting  the right of the Sellers to vote,  pledge,  sell or  otherwise dispose of the Stock.

                 Section  4.4 No  Default.  Neither  Sellers  nor  Southern is or will be required to give any notice to or obtain any consent from any person in connection  with the execution  and delivery of this  Agreement or the  consummation or performance of any of the transactions  contemplated  hereby.  Neither the execution and delivery of this Agreement or any agreement required  hereby to be executed by the Sellers or Southern  nor the  performance  by the Sellers or Southern in  compliance  with their terms shall:

                           (a)      conflict with or result in a breach of or constitute or result in a default under:

                                    (i)     any of the terms, conditions or provisions of the charter or bylaws of Southern;

                                    (ii)    any judgment,  order,  injunction,  statute,  decree,  regulation or ruling of any court or governmental authority, domestic or foreign, applicable to the Sellers or Southern; and

                                    (iii)   any material  agreement or contract or legally  binding  commitment to which the Sellers or
                  Southern is a party; or

                           (b)      result in the creation or imposition of (or the  obligation to create or impose) any lien, charge  or  encumbrance  upon any of the  property  or  assets  of  Southern  pursuant  to the  terms of any indenture,  mortgage, deed of trust, lease, agreement or other instrument to which Southern is a party or by which it may be bound.

                  Section  4.5 Financial  Statements.  The Sellers have  delivered to Citizens a true, correct and  complete  copy of the balance  sheets of Southern as of the end of each fiscal year since its  inception,  and any interim period balance sheets prepared since the 31st day of October,  2002, and the statements of income and  stockholder's  equity for each fiscal year since its inception,  and any interim period  statements of income and  stockholder's  equity prepared since the 31st day of
October, 2002, (all of such financial statements are sometimes referred to herein as "Southern Financial Statements").

                  The Southern Financial  Statements have been prepared  substantially in accordance with generally accepted accounting principles,  subject to year-end  adjustments in the case of non-fiscal year-end dates and periods of less than a full fiscal year, and present fairly the financial  results and financial  condition of Southern for the periods and at the dates indicated.  Southern has no liabilities or obligations of any nature (whether known or unknown and whether absolute,  accrued,  contingent or otherwise) except for liabilities or obligations  reflected or reserved against in the Southern Financial  Statements and current liabilities incurred in the ordinary course of business since the date thereof.

                  Since the date of the Southern Financial Statements,  there has not been any material adverse change in the business, operations,  properties,  prospects,  assets or condition of Southern, and no event has occurred or circumstance exists that may result in such a material adverse change.
                  Section 4.6  Tax Returns.

                           (a)      All federal,  state and, if any, local tax returns and tax or information reports required to be filed by the Sellers with respect to Southern  and all federal,  state and, if any,  local tax returns and tax  reports  required  to be filed by  Southern,  prior to Closing  will be or have been filed with the appropriate  governmental agencies in all jurisdictions in which such returns and reports are required to be filed;  neither the Sellers nor Southern have  requested any extension of time within which to file any such returns or reports which have not been filed.

                           (b)      All federal, state and, if any, local income, profits,  franchise,  withholding and sales, use,  occupation,  property,  payroll,  excise and other taxes  (including  interest and penalties) due from
                  Southern have been fully paid or adequately provided for in the Southern Financial Statements.

                  Section 4.7  Property.

                           (a)      Southern  owns no  interest  in real  property  other  than a  leasehold  interest  in the building addressed at 1301 U.S.  31-W Bypass,  Bowling Green,  Kentucky,  in which it currently conducts its business.  Southern has good title to all personal property (including  fixtures,  but excluding assets held under capitalized  leases),  tangible and intangible,  whether or not reflected in its books and records and whether or not reflected in its most current balance sheet included in the Southern Financial  Statements as being owned by it, free and clear of any mortgage or pledge,  and free and clear of any other liens,  claims or encumbrances  (other than liens disclosed in the Southern financial  statements or otherwise in writing), if any.

                  Section  4.8 Leased  Property.  The Sellers have  previously  provided to Citizens copies of all licenses,  leases,  or agreements for any space in, or for the use of, any real or personal  property  owned by another  Person, and  currently in effect or for which  Southern has any  obligation  or liability as lessee or  guarantor.  Southern is and has been in full  compliance with all applicable  terms and  requirements  of each such license,  lease or agreement,  and no event has occurred or circumstance  exists that (with or without  notice or lapse of time) may  contravene,  conflict with or result in a violation or breach of or give  Southern or any other person the right to declare a default or exercise any remedy under or to cancel,  terminate or modify any such license, lease or other agreement.

                  Section 4.9 Employee  Benefit  Plans.  Southern has disclosed to Citizens in writing and provided to Citizens  copies of any and all  employment  agreements  between  Southern and its  employees as well as lists of all written or oral  employee  benefit plans including, without limitation, any profit sharing, deferred compensation,  incentive compensation,  bonus, stock ownership, stock purchase,  phantom  stock,  retirement,  vacation,  severance,  disability,  death  benefit,  hospitalization,  medical or other  plan, arrangement  or  understanding  (whether or not legally  binding)  providing  benefits  to any current or former  employee,  officer or director of Southern and any  employment,  consulting,  bonus,  severance,  termination or  indemnification  agreement,  arrangement or understanding  between  Southern  and any  officer,  director or employee of Southern  (collectively  "Benefit  Plans").  Southern  has delivered  to Citizens  true,  complete and correct  copies of each  Benefit  Plan or, in the case of any such Benefit  Plans which are unwritten,  descriptions  thereof.  Each Benefit Plan has been  administered,  and complies in form and operation with, in all material respects in accordance with its terms and all applicable laws.

                  Section 4.10  Compliance  with Laws.  Southern has  complied  with and is not in any default  under (and has not been charged with or received notice with respect to, nor is threatened with or under  investigation  with respect to, any charge concerning any  violation  of any  provision  of) any  federal,  state or local law,  regulation,  ordinance,  rule or order  (whether  executive, judicial,  legislative or  administrative)  or any order, writ,  injunction or decree of any court,  agency or  instrumentality  and no action,  suit,  proceeding,  hearing,  investigation,  charge,  complaint,  claim, demand or notice has been filed or commenced against
Southern alleging any failures to comply.

                  Section  4.11  Related  Party  Transactions.  No  employee,  officer or  director  of  Southern  or any member of his immediate family is indebted to Southern,  nor is Southern  indebted (or committed to make loans or extend or guarantee  credit) to any of them.  None of such  persons  has any direct or  indirect  ownership  interest  in any firm or  corporation  with which  Southern is affiliated or with which  Southern has a business  relationship,  or any firm or corporation  that competes with Southern,  except that employees,  officers or directors of Southern and members of their immediate  families may own stock in publicly traded  companies that may compete  with  Southern.  No member of the  immediate  family of any  officer or  director  of  Southern is directly or  indirectly interested  in any  material  contract  with  Southern.  Section 4.9 Employee  Benefit  Plans.  Southern  has  disclosed to Citizens in writing and provided to Citizens  copies of any and all employment  agreements  between  Southern and its employees as well as lists of all written or oral employee  benefit plans  including,  without  limitation,  any profit  sharing,  deferred  compensation,  incentive compensation,  bonus, stock ownership,  stock purchase,  phantom stock, retirement,  vacation,  severance,  disability,  death benefit, hospitalization,  medical or other plan,  arrangement  or  understanding  (whether or not legally  binding)  providing  benefits to any current or former  employee,  officer or director  of  Southern  and any  employment,  consulting,  bonus,  severance,  termination  or indemnification  agreement,  arrangement  or  understanding  between  Southern  and any  officer,  director  or  employee  of  Southern
(collectively  BenefitPlans).  Southern has  delivered to Citizens  true,  complete and correct  copies of each Benefit Plan or, in the case of any such Benefit Plans which are unwritten,  descriptions  thereof.  Each Benefit Plan has been  administered,  and complies in form and operation  with, in all material  respects in accordance  with its terms and all  applicable  laws.  Section 4.10  Compliance with Laws.  Southern has complied with and is not in any default  under (and has not been charged with or received  notice with respect to, nor is  threatened  with or under  investigation  with respect to, any charge  concerning  any  violation of any  provision of) any federal, state or local law, regulation,  ordinance, rule or order (whether executive,  judicial, legislative or administrative) or any order, writ,  injunction or decree of any court, agency or instrumentality and no action,  suit,  proceeding,  hearing,  investigation, charge,  complaint,  claim,  demand or notice has been filed or commenced  against  Southern  alleging any failures to comply.  Section
4.11 Related Party  Transactions.  No employee,  officer or director of Southern or any member of his  immediate  family is indebted to
Southern,  nor is Southern  indebted (or  committed to make loans or extend or guarantee  credit) to any of them.  None of such persons has any direct or indirect  ownership  interest in any firm or corporation with which Southern is affiliated or with which Southern has a business  relationship,  or any firm or corporation  that competes with  Southern,  except that  employees,  officers or directors of
Southern and members of their  immediate  families  may own stock in publicly  traded  companies  that may compete  with  Southern.  No member of the  immediate  family of any officer or director of Southern is directly or indirectly  interested in any material  contract with Southern.

                   4.12  Agreements, Contracts and Commitments.

                           (a)      Southern is and has been in full compliance with all applicable  terms and requirements of each  contract  or  agreement  disclosed  pursuant  to this  Section  4.12,  and no event  has  occurred  or circumstance  exists that (with or without notice or lapse of time) may contravene,  conflict with or result in the  violation  or breach of or give  Southern  or any other  person  the right to  declare a default  or exercise  any remedy  under or to cancel,  terminate  or modify any such  contract or  agreement.  Except as previously disclosed in writing by the Seller to Citizens, Southern does not have in effect:

                                    (i)     any  executive   compensation,   profit-sharing  or  bonus  plan,   incentive  or  deferred
                  compensation  agreement,  agreement or  arrangement  entitling  any employee to any fringe  benefits or vacation pay, employee  pension,  health or retirement plan,  employee stock option or stock purchase plan or group life, health or accident  insurance or other employee  benefit plan,  agreement,  or any  arrangement  or commitment,  whether or not legally binding;

                                    (ii)    any  employment,  consulting  or  exclusive  sales  agency  agreement,  contract or legally binding  employment  commitment on the part of Southern with any natural person which  requires more than  thirty-one
                  (31) days' notice for cancellation without penalty; or

                                    (iii)   any  agreement,  contract or legally  binding  commitment  relating to the  disposition  or acquisition of any equity ownership interest in any business enterprise.

                           (b)      The Sellers and Southern have delivered to Citizens:

                                    (i)     all  agreements,  contracts or legally  binding  commitments  relating to present or future capital expenditures by Southern which in the aggregate exceed $5,000.

                                    (ii)    all agreements,  contracts,  indentures,  or other instruments relating to the borrowing of money by  Southern  or the  guaranty  by  Southern of any  obligation  for the  repayment  of  borrowed  money or the performance of any other obligation; and

                                    (iii)   any other  agreements,  contracts or commitments or performance or surety bonds of Southern which,  when  aggregated  with all other such  agreements,  contracts,  commitments  or  performance or surety bonds, involve the payment or potential payment by Southern of $5,000 or more.

                           (c)      The Sellers have previously  disclosed in writing to Citizens all binding oral and written contracts and  agreements  with respect to furniture,  equipment,  management,  and other services in or for
                  Southern,  which require more than thirty-one (31) days' notice for cancellation  without  penalty.  Neither
                  Southern nor the Sellers shall renew or extend said contracts without Citizens' consent,  which shall not be unreasonably  withheld;  provided,  however, that Sellers or Southern may in the ordinary course of business renew,  without  Citizens'  consent,  any contract  involving an amount  which,  when  combined with amounts payable under all other contracts which are renewed without Citizens' consent, is not in excess of $5,000.

                  Section 4.13  Actions, Suits, Etc.

                           (a)      There is no action,  suit, claim or proceeding pending or threatened in writing within the last six (6) months against Southern in any court or before any arbitrator or governmental agency,  domestic or foreign.

                           (b)      There are no  judgments  unsatisfied  against  Southern  and no  consent  decrees to which
                  Southern is subject.

                           (c)      There is no  litigation  or  proceeding  pending or  threatened  against the Sellers which would adversely affect the Sellers' ability to perform their obligations under this Agreement.

                  Section 4.14 Licenses,  Trademarks,  Service Marks, Trade Names,  Logotypes,  Commercial  Symbols and Copyrights.  Southern holds all necessary federal and state licenses  required for Southern where the failure to hold such licenses would materially  affect  Southern's  ability to engage in the  business  presently  conducted  by it.  Neither the Sellers nor Southern has any  trademarks,  service  marks,  trade names, logotypes, commercial symbols, copyrights and licenses now used by Southern to conduct its business.

                  Section  4.15 Bank  Accounts and Powers of Attorney.  The Sellers
have  previously  disclosed  in writing to Citizens  the name and address of each bank in which  Southern  has accounts or safe deposit boxes,  the account  number,  account  name and type of account,  and the names of all persons  authorized  to draw thereon and to have access  thereto as of the date hereof,  the names of all persons  holding  powers of attorney  from  Southern as of the date hereof and each bank account's respective cash balance on the date hereof.

                  Section  4.16  Insurance.  Southern  and the  Sellers  shall keep all  insurance  policies or renewals thereof affecting or covering Southern and its operations in force and in effect up to and including the date of the Closing.

                  Section  4.17 Union  Agreements,  Employee
Relations and Immigration  Laws.  Southern is not a party to any union or collective  bargaining  agreements,  nor is there any current attempt to unionize any of the employees of Southern.

                  During the  periods of the  ownership  of  Southern  by the  Sellers,  Southern  has not been the  subject of a union election.  The Sellers  have  provided  Citizens  copies of (i) any  written  grievances  filed by  employees  of  Southern  during the twelve-month  period  immediately  preceding  the date hereof and (ii) any  material  correspondence,  regardless  of date,  filed with respect to the employment or termination of employment of any of the key employees of Southern.

                  Southern's  payroll for the operation of Southern for the two-week  period ending the 31st day of  December,  2002, has been provided by the Sellers to Citizens and is  representative  of and does not differ in amount materially from Southern's normal payroll  obligations.  During the period of the Sellers  ownership of  Southern,  there have been no strikes,  lockouts,  or other work stoppages,  picketing or labor  disputes in which  Southern is or was  involved.  The Sellers have  previously  provided to Citizens in writing  the name and current  annual  salary and other  compensation  or the rate of  compensation  payable by Southern to each of its employees and the  profit-sharing,  bonus or other form of extra compensation paid or payable by Southern to or for the benefit of each such person for its current fiscal year.  Except for accrued and unused  vacation,  sick or personal leave (all accrued in the ordinary course of business and on usual and  customary  terms),  there are no binding oral or written  contracts,  agreements  or  arrangements obligating Southern to increase the compensation or benefits paid or payable to any of Southern's employees now or at any future time.

                  Southern  has never,  to the  Sellers  and  Southern's  knowledge,  employed  a natural  Person in  violation  of the
Immigration Reform and Control Act of 1986, as amended.

                  Section 4.18  Disclosure.  Neither this  Agreement,  nor any of the  agreements  contemplated  hereby or delivered in connection  herewith or therewith  contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

                                                      ARTICLE 5

                                       CONDUCT OF COMMONWEALTH AND SOUTHERN PENDING THE CLOSING

                  Section 5.1 Operation of Business of Commonwealth  and Southern.  From the date of this Agreement to Closing,  except to the extent to which  Citizens  shall  otherwise  consent,  the business of  Commonwealth  and Southern shall be operated only in the ordinary  course or otherwise  as permitted by this  Agreement  and the best  efforts  shall be exerted by  Commonwealth,  Southern and
Sellers to preserve the present business organization and relationships of Commonwealth and Southern.

                  Section 5.2 Access to Records.  Between the date of this  Agreement and the Closing Date,  Commonwealth  and Southern
shall make available to Citizens,  at reasonable times and following reasonable notice,  access to the property,  contracts,  books and records of  Commonwealth  and Southern and shall furnish  during such period all  information  concerning  the affairs and condition of
Commonwealth and Southern as Citizens may reasonably request.  All such data and information shall be kept confidential by Citizens.

                                                      ARTICLE 6
                                              EMPLOYMENT OF SELLERS

                  Section  6.1 Employment  Agreement.  Sellers shall enter into employment  agreements with Citizens in form annexed hereto marked EXHIBIT A and incorporated herein by reference,  which employment  agreements shall provide for an annual salary to each of Sellers of ONE HUNDRED THOUSAND DOLLARS  ($100,000.00)  and shall further provide that Sellers shall be charged with operation of the Operating Division.  Sellers'  compensation  pursuant to the employment agreement shall be in addition to payments Sellers receive for the sale of the Stock pursuant to this Stock Purchase Agreement.
                  Section 6.2.      Non-compete.  The  Sellers  acknowledge  that it is  vital  to the  continuation  of the  Operating
Division that Sellers not compete with  Citizens.  Therefore,  Sellers agree that in addition to any  non-compete  provisions set forth in their  employment  agreement  (EXHIBIT  A) that they  shall  not,  for  period of one (1) year from the date of their  cessation  of employment  with  Citizens,  without  the prior  consent of  Citizens,  be employed or engaged  directly or  indirectly  as an officer, director,  shareholder,  partner, joint venturer,  owner, part owner, manager,  operator,  employee, agent, salesman or investor in any business  entity  which  conducts  substantially  similar  business  to that of Citizens or the  Operating  Division in Warren  County,
Kentucky or in any of the counties adjoining Warren County.
                  Section  6.3  Remedies.  All of the terms and  conditions  of this  Article  shall  remain in full  force and  effect whether or not either or both of Sellers  shall  remain  employed by Citizens.  Each Seller  expressly  acknowledges  and agrees that a violation by them, or either of them, of the terms of Article 6.2 would result in  irreparable  and  continuing  injury to Citizens for which there would be no adequate  remedy at law.  Therefore,  in the event either of Sellers  shall fail to comply with the  provisions of Article 6.2,  Citizens  shall be entitled to such  injunctive  and other relief as may be  necessary  or  appropriate  to cause such
Seller to comply with the  provisions  of Section  6.2 and to recover,  in addition  to such  relief,  Citizens'  reasonable  costs and attorneys' fees incurred in obtaining  same.  Said right to  injunctive  relief shall be in addition to and not in lieu of such rights or damages or other remedies as Citizens may be entitled to receive.

                                                      ARTICLE 7

                                                     REAL ESTATE

                  The Sellers presently own the real property addressed at 1301 U.S. 31W Bypass,  Bowling Green, Kentucky, by virtue of their  ownership  interest in H and V Property,  LLC, the record  title owner.  Sellers  agree that on or before the Closing  Date,  they shall enter into a real estate sales  contract  which shall provide that the real property  addressed at 1301 U.S. 31W Bypass,  Bowling
Green,  Kentucky,  shall be sold to Citizens for its fair market  value;  the form of the real estate  contract  being  annexed  hereto marked  EXHIBIT C and  incorporated  herein by reference.  Sellers and Citizens  agree to each  undertake the obtaining of an appraisal from a MAI or similarly  qualified  appraiser.  The fair market value for  purposes of this  agreement  shall be the average of the two appraisals.

                                                      ARTICLE 8

                                                       CLOSING

                  Section  8.1  Place,  Time  and  Date of  ClosingSection  8.1  Place,  Time and Date of  Closing.  The  payments  and deliveries  contemplated by this Agreement (other than the post-closing  payments  contemplated by this Agreement) shall be made at the law office of  English,  Lucas,  Priest and  Owsley,  1101  College  Street,  Bowling  Green,  Kentucky,  at a Closing to  commence  at approximately  10 a.m.,  local time,  on (i) 2  January  2003,  or (ii) at such other place,  time and date as Citizens and the Sellers shall  agree.  The date on which  such  payments  and  deliveries  occurs is the  "Closing  Date",  and such  payments  and  deliveries constitute  the  "Closing."  The Closing shall not be deemed or required to have occurred  unless and until all of the  conditions  set forth in this  Agreement  have been satisfied (or  appropriately  waived);  and none of such actions shall be deemed to have been taken unless and until all of them have been taken (or the  requirement  that they be taken  appropriately  waived);  but if all such actions are taken (or appropriately waived), then the Closing shall be effective on the Closing Date.

                  Section  8.2  Closing  Deliveries  by  Sellers,  Commonwealth  and  Southern.  At or  before  the  Closing,  Sellers,
Commonwealth and Southern, as appropriate, shall deliver to Citizens:

                           (a)      The  certificates  representing the Stock in proper form for transfer free from any notation of any adverse  claim  conveying to Citizens  good and  marketable  title to the Stock free and clear of all liens,  claims, charges, rights and encumbrances of any nature whatsoever.

                           (b)      Opinion of counsel for Southern and Commonwealth  dated the Closing Date stating that each of these corporations  is duly  organized,  validly  existing  and in good  standing  under  the laws of the  Commonwealth  of
                  Kentucky,  has the  corporate  power to own its own  properties  and carry on its business and to execute and perform this Stock Purchase  Agreement and the transaction  contemplated  herein as well as any other documents  necessary to carry out the transactions  contemplated by this Agreement.  This opinion shall further state that this Agreement has been duly authorized and executed by both Southern and  Commonwealth and is enforceable in accordance with its terms;
                  that the  capitalization  of Southern and  Commonwealth set forth in Articles 3 and 4 herein are true and correct and that the Stock to be acquired by Citizens has been duly authorized,  validly issued,  is fully paid and nonassessable and is free and clear of all liens and  encumbrances  and that the execution and  performance  of this  Agreement and consummation of the  transactions  contemplated  hereby will not conflict with the articles or bylaws of Commonwealth or Southern or any contract to which  Commonwealth,  Southern or the Sellers are a party.  This opinion shall further disclose any recorded liens or security  interests with respect to the personal  property of either  Commonwealth  or
                  Southern.

                          (c)      Closing  certificate  of  Commonwealth,  Southern  and the  Sellers  that all  representations  and warranties contained in this Agreement are true and correct in all respects on and as of the Closing Date.

                           (d)      A certificate  from the Secretary of State  certifying that both  Commonwealth  and Southern are in good standing.

                           (e)      Resignations of Sellers as sole officers and directors of Commonwealth and Southern.

                           (f)      The minute books of Commonwealth and Southern,  which minute books shall include each corporation's articles of incorporation and all amendments thereto;  each corporation's  bylaws, as amended and currently in force;
                  copies of the stock records and all corporate minutes as of the Closing Date.

                           (g)      Executed real estate contract in accordance with Article 7.

                           (h)      Executed employment agreements in accordance with Article 6.

                  Section 8.3  Closing Deliveries by Citizens.  At or before the Closing, Citizens shall deliver to the Sellers:

                           (a)      The Purchase Price in accordance with the provisions of Article 2.

                           (b)      Opinion of counsel for Citizens  dated the Closing Date  stating that  Citizens is duly  organized, validly  existing and in good standing under the laws of the  Commonwealth of Kentucky and that it has full corporate power and authority to execute and perform this  Agreement  and the  transactions  contemplated  herein and that same have been duly authorized by all necessary corporate action of Citizens.

                  Section 8.4 Receipt of  Consents.  Citizens  shall have  received all  regulatory  and other  consents and  approvals which it may, in its sole discretion, deem required in order to consummate the transactions contemplated hereby.

                                                      ARTICLE 9

                                              SURVIVAL; INDEMNIFICATION

                  All  representations,  warranties,  covenants and obligations in this Agreement or any other  certificate or document delivered  pursuant to this  Agreement  will  survive the  Closing.  The right to  indemnification,  payment of damages or other remedy based on such representations,  warranties,  covenants and obligations will not be affected by any investigation conducted with respect to, or any knowledge  acquired at any time,  whether  before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such  representation,  warrant,  covenant or obligation.  Sellers, jointly and  severally,  without  limitation  as to time,  will  indemnify  Citizens  and its agents,  representatives  and  affiliates against,  and hold each of them harmless from and against,  all losses,  claims,  damages,  liabilities,  costs (including the costs of preparation and reasonable  attorneys' fees and expenses)  arising,  directly or indirectly,  from or in connection with (i) any breach or inaccuracy of any  representation  or warranty of Company or Sellers made in this Agreement or in any other  certificate or document delivered by Sellers  pursuant to this  Agreement;  (ii) any breach or  noncompliance  by either Seller of any covenant or agreement of such Seller in this Agreement; and (iii) any and all actions, suits, proceedings,  claims, demands,  assessments and judgments incident to any of the  foregoing.  The remedies  provided in this Section  shall not be  exclusive of or limit any other  remedies  that may be available  to  Citizens  or the other  indemnified  persons.  Citizens  may set off any amount to which it may be  entitled  under this
Article against amounts otherwise payable under Article 2.

                                                     ARTICLE 10

                                                DEFAULT AND REMEDIES
                  Section 10.1 Citizens  Default.  In the event of a material  breach or default by Citizens  under this  Agreement and the  termination  of same by Sellers in  accordance  with  Article  14.11 and  further if such  breach is not as a result of any act or omission of  Sellers,  then,  in that event,  only,  TWENTY-FIVE  THOUSAND  DOLLARS  ($25,000.00)  shall be paid  jointly to Sellers as liquidated  damages,  and all parties  shall be relieved of and released  from any further  liability  hereunder.  Sellers and Citizens agree that such sum is a fair and  reasonable  amount to be retained by Sellers as agreed and  liquidated  damages in light of Sellers'
agreement not to continue to actively  market  Commonwealth  or Southern or their stock therein for sale and costs  incurred by Sellers and shall not constitute a penalty or forfeiture.

                  Section  10.2  Sellers'  Default.  If Sellers  shall  become in breach of or default  under this  Agreement,  Sellers acknowledge  that because of the unique nature of this  transaction,  the failure of Sellers to carry out their  obligations to perform this Agreement on the Closing Date would cause irreparable  injury;  Citizens shall, in addition to any other remedies available to it, have the remedy of specific performance.

                                                     ARTICLE 11

                                                 BROKER'S COMMISSION

                  Citizens and the Sellers  respectively  warrant  that there are no brokers,  finders or other  consultants  acting on behalf of, or at the request of,  Citizens or the Sellers in this  transaction,  the fees or  commissions of which or to whom the other party shall have any liability.  The Sellers shall  indemnify and hold Citizens  harmless from and against the claims of all persons or entities  whomsoever  who claim  commissions  through the Sellers for fees or commissions or any other fees arising out of the sale and purchase of  Commonwealth  and/or  Southern or the  transactions  contemplated  hereby.  Citizens shall  indemnify and hold the Sellers harmless  from and  against the claims of all  persons or  entities  whomsoever  who claim  commissions  through  Citizens  for fees or commissions or any other fees arising out of the purchase or sale of  Commonwealth  and/or  Southern or the  transactions  contemplated hereby.

                                                     ARTICLE 12

                                                      NOTICES

                  All  notices,  demands or requests  provided  for or  permitted  to be given  pursuant to this  Agreement  must be in writing.  If not otherwise  provided  hereunder,  all notices,  demands or requests to be sent to any party hereto,  or any assignee or any  party,  shall be  deemed to have been  properly  given or served by  delivering  same  personally  to each  party or by  sending a facsimile copy or delivering same by overnight delivery at the following addresses:

                  As to Sellers:

                  Scott T. Higdon
                  1301 31-W Bypass
                  Bowling Green, KY 42101
                  Fax No. (270) 796-2628

                  With a copy to:
                  __________________________
                  __________________________
                  __________________________
                  Fax No. (___) ______________

                  Mark A. Vaughn
                  1301 31-W Bypass
                  Bowling Green, KY 42101
                  Fax No. (270) 796-2628

                  With a copy to:
                  George E Strickler, Jr.; Bell, Orr, Ayers, and Moore
                  1010 College Street PO Box 738
                  Bowling Green, KY  42102-0738
                  Fax No. (270) 781-9027

                  As to Citizens:

                  Citizens First Bank
                  1805 Campbell Lane
                  Bowling Green, KY  42104
                  Attention:  Mary Cohron
                  Fax No. (270) 393-0716

                  With a copy to:

                  English, Lucas, Priest and Owsley
                  1101 College Street, P. O. Box 770
                  Bowling Green, KY  42102-0770
                  Attention:  Keith M. Carwell
                  Fax No. (270) 782-7782

                                                     ARTICLE 13

                                                   CONFIDENTIALITY
                           From the date of execution of this Agreement, to the Closing:

                           (a)      Citizens and Sellers  shall keep  strictly  confidential  and shall cause their agents and representatives  to keep strictly  confidential any and all information which either party has obtained from the other as a result of the provision to such party of information  or documents  accessed and inspected as contemplated  herein.  Neither party shall use any  information  obtained  from the other party  pursuant to such access and inspection for any purpose other than in connection  with the  transactions  contemplated by this  Agreement.  If Citizens is requested  pursuant to, or required by,  applicable  law or  regulation  to disclose any  information  about the Sellers,  Commonwealth  and/or  Southern,  Citizens will provide to the
                  Sellers,  Commonwealth and/or Southern prompt notice of such request or disclosure,  to enable the recipient to seek an  appropriate  protective  order or otherwise  attempt to prevent such  disclosure.  Citizens,  if required to do so by applicable law or order, may disclose any such information.

                           (b)      Citizens and Sellers agree that Citizens shall be entitled to issue an  appropriate  press release or make such other public  notification  as it may deem  necessary or advisable with respect to this transaction.

                           (c)      Notwithstanding  any  terms  in the  Agreement  to the  contrary,  this  Article  13 shall continue in full force and effect and shall  survive any  termination  of this  Agreement or this  Agreement being deemed null and/or void.

                                                     ARTICLE 14

                                                     MISCELLANEOUS

                      Section 14.1      Third Party  Rights.  It is the  intention of the parties  that  nothing in this  Agreement shall be deemed to create any right with respect to any person or entity not a party to this Agreement.

                      Section 14.2      Parties  in  Interest;   Assignment.   All  covenants  and  agreements  contained  in  this
     Agreement  by or on behalf of any of the parties to this  Agreement  shall bind and inure to the  benefit of their  respective successors  and  assigns,  whether so  expressed  or not. No party to this  Agreement  may assign its rights or  delegate  its obligations under this Agreement to any other person or entity without the express prior written consent of the other party.

                      Section 14.3      Construction; Governing Law.       The section  headings  contained in this  Agreement  are
     inserted as a matter of convenience  and shall not affect in any way the  construction  of the terms of this  Agreement.  This
     Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky.

                      Section 14.4      Entire  Agreement;  Amendment and Waiver.  This Agreement,  including the exhibits  hereto, constitutes  and contains  the entire  agreement  between the parties  hereto with  respect to the  transactions  contemplated hereby and  supersedes  any prior  writing by the  parties.  The parties  may,  by mutual  agreement  in  writing,  amend this
     Agreement in any  respect,  and any party,  as to such party,  may in writing (1) extend the time for the  performance  of any obligations of the other party;  (2) waive any  inaccuracies in  representations  and warranties by the other party; (3) waive performance  of any  obligations by the other party;  and (4) waive the  fulfillment of any condition that is precedent to the performance  by such party or any of its  obligations  hereunder.  No such waiver shall be deemed to constitute  the waiver of any other  breach of the same or of any other term or  condition  of this  Agreement.  Any such  amendment  or waiver  must be signed by an officer of the parties or party to such amendment or waiver.

                      Section 14.5      Severability.  The  invalidity  or  unenforceability  of any  provision  of this  Agreement shall not affect the validity or enforceability of the remaining provisions.

                  Section 14.6      Counterparts.  This  Agreement may be executed in one or more  counterparts,  any one of which need not contain the signatures of more than one party but all of which taken together shall constitute one and the same Agreement.

                  Section 14.7      Expenses.  All costs and expenses  incurred in connection  with the Agreement and the  transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  Section 14.8      Further  Assurances.  At and  after  the  Closing,  Citizens  and  Sellers  will,  without  further consideration,  execute  and  deliver  such other  instruments  and  documents  and do all other acts and things as the other  party or parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

                  Section 14.9      Exhibits.  The exhibits  attached to this  Agreement  constitute a part of this  Agreement  and are incorporated herein by reference in their entirety as if fully set forth in this Agreement at the point where first mentioned.

                  Section 14.10     Time of Essence.  Time is of the essence to the  performance of the  obligations  set forth in this
Agreement.

                  Section 14.11     Termination.  Anything contained in this Agreement to the contrary notwithstanding,  this Agreement may be terminated at any time prior to the Closing Date:

                           (a)      By the mutual written consent of Sellers and Citizens;

                           (b)      By Citizens or Sellers if the other party to this Agreement shall have  materially  breached any of its  representations  and  warranties set forth in this Agreement and such other party shall have failed to cure such breach within a cure time mutually agreeable to the parties;

                           (c)      By Citizens in the event of a material adverse change to the value of the Stock; or

                  .        (d)      By either party in the event this transaction has not closed by the 2nd day of January, 2003.

                  Section 14.12     Attorneys'  Fees.  If any  party  hereto  incurs  any  legal  fees,  whether  or not an  action  is instituted,  to  enforce or  interpret  the terms of this  Agreement  or to recover  damages  or  injunctive  relief for breach of this
Agreement,  it is agreed that the successful or prevailing party shall be entitled to reasonable  attorneys' fees,  expert witness fees and other costs in addition to any other relief to which it or they may be entitled.

                  Section 14.13     Joint  Preparation  This  Agreement  shall be deemed to have been  prepared  jointly by the parties hereto.  Any ambiguity  herein shall not be  interpreted  against any party hereto and shall be  interpreted  as if each of the parties hereto had prepared this Agreement.

                  IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Stock  Purchase  Agreement  the day and year first hereinabove written.

                                                     SELLERS:

                                                     /s/Scott T. Higdon
                                                     SCOTT T. HIGDON

                                                     /s/Mark A. Vaughn
                                                     MARK A. VAUGHN

                                                     CITIZENS:

                                                     CITIZENS FIRST BANK
                                                     BY: /s/ Mary D. Cohron

                                                     CFC:

                                                     CITIZENS FIRST CORPORATION
                                                     BY: /s/ Mary D. Cohron

                                                     COMMONWEALTH:

                                                     COMMONWEALTH MORTGAGE OF
                                                      BOWLING GREEN, INC.

                                                     BY:  /s/Scott T. Higdon
                                                     SCOTT T. HIGDON

                                                     BY: /s/Mark A. Vaughn
                                                     MARK A. VAUGHN

                                                     SOUTHERN:

                                                     SOUTHERN KENTUCKY LAND TITLE,
                                                      INC.

                                                     BY:  /s/Scott T. Higdon
                                                     SCOTT T. HIGDON

                                                     /s/Mark A. Vaughn
                                                     MARK A. VAUGHN

EXHIBIT A-- At Will Employment Agreement-Mark A. Vaughn

            At Will Employment Agreement-Scott T. Higdon

EXHIBIT B--Real Estate Contract